Exhibit 10.19

[EXECUTION VERSION]

SAIFUN SEMICONDUCTORS LTD.
AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT AND SHAREHOLDER RIGHTS
AGREEMENT
     THIS AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT AND SHAREHOLDER RIGHTS AGREEMENT (the “Amendment”) is made and entered into as of the 29th day of September, 2005 by and among Saifun Semiconductors Ltd. (the “Company”), the Ordinary Shareholders listed on Exhibit A hereto and the Preferred Shareholders listed on Exhibit B.
RECITALS
     WHEREAS, the Company, the Ordinary Shareholders and the Preferred Shareholders have entered into a Registration Rights Agreement (the “Registration Rights Agreement”) and a Shareholder Rights Agreement (the “Shareholder Rights Agreement”), each dated as of October 2, 2000; and
     WHEREAS, the Company, the Ordinary Shareholders and the Preferred Shareholders desire to amend the Registration Rights Agreement and the Shareholder Rights Agreement in accordance with the terms of this Amendment.
AGREEMENT
     NOW THEREFORE, in consideration of the premises and mutual covenants contained in this agreement, the parties hereto hereby agree as follows:
1. Amendment to Registration Rights Agreement. The parties hereby agree that the following amendments shall be made to the Registration Rights Agreement:
     (a) The following language shall be added to the end of Section 1.3:
     “Notwithstanding the foregoing, no security that has been sold through or to a broker or dealer or underwriters in a public distribution or a public distribution shall be considered a Registrable Security.”
     (b) The following language shall be added to the end of Section 2.4:
     “and shall not be required to effect a registration pursuant to this Section 2 if, within the six (6) month period preceding the date of such request, effected a registration pursuant to this Section 2 or pursuant to Section 3 in an offering in which all Holders and other shareholders requesting to sell Registrable Securities were able to do so.”

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement
     (c) The following language shall be added to the end of Section 4.10:
     “and, with respect to any Holder or other shareholder, at such time as all Registrable Securities of such Holder or other shareholder or other shareholder may be sold publicly without restriction pursuant to Rule 144(k) under the Securities Act.”
     (d) New Sections 12A and 12B shall be added after Section 12:
     “Section 12A. AMENDMENT
     Without derogating from Section 12, any term of this Agreement may be amended or waived only with the written consent of the Company and the Holders of at least eighty percent (80%) of the Registrable Securities then outstanding; provided, however, that in the event that such amendment or waiver adversely affects the obligations or rights of any Holder in a different manner than the other Holders, such amendment or waiver shall also require the written consent of such Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each shareholder of the Company, each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.
     Section 12B. GOVERNING LAW
     This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Israel, excluding the conflict of laws provisions thereof.”
2. Amendment to Shareholder Rights Agreement. Immediately following the closing of an IPO (as defined in the Shareholder Rights Agreement), Sections 3.5; 3.6, 3.8 and 4 of the Shareholder Rights Agreement shall terminate.
3. Interpretation
     From and after the date of this Amendment, all references in the Registration Rights Agreement and the Shareholder Rights Agreement shall be deemed to be references to such agreements as amended hereby.
4. Miscellaneous
     (a) Transfer; Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.
     (b) Governing Law. This Amendment, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Israel, excluding the conflict of laws provisions thereof.

2

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement
     (c) Notices. Any and all notices, requests, consents and other communications hereunder and under the Registration Rights Agreement and the Shareholder Rights Agreement shall be sent in accordance with the Registration Rights Agreement and the Shareholder Rights Agreement.
     (d) Limitation. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Registration Rights Agreement and of the Shareholder Rights Agreement. In the event of an inconsistency or contradiction between the provisions of this Amendment and the provisions of the Registration Rights Agreement and/or the Shareholder Rights Agreement, the provisions of this Amendment shall prevail.
     (e) Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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     The parties hereto have executed this Amendment to the Registration Rights Agreement as of the date first written above.

SAIFUN SEMICONDUCTORS LTD.

By:	/s/ Boaz Eitan

Name:	Boaz Eitan

Title:	CEO

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement
EXHIBIT A
ORDINARY SHAREHOLDERS

Dr. Boaz Eitan		MIRAGE B.V.B.A.

Signature:	/s/ Boaz Eitan	By:	/s/ Boaz Eitan

Name:

Title:

Adi & Gal Ltd.

By:	/s/ Boaz Eitan

Name:

Title:

Sharon & Yoav Ltd.

By:	/s/ Boaz Eitan

Name:

Title:

Tally Eitan

Signature:	/s/ Tally Eitan

Shikmat Eitan Ltd.

By:	/s/ Boaz Eitan

Name:

Title:

Yonatan & Maya Ltd.

By:	/s/ Boaz Eitan

Name:

Title:

Batya & Yoseph Ltd.

By:	/s/ Boaz Eitan

Name:

Title:

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement

Spansion LLC

By:	/s/ [illegible]
Name:

Title:

Poalim Capital Markets Ltd.

By:	/s/ Tal Ravid

Name:	Tal Ravid
Title:

Zamir Bar-Zion

Signature:	/s/ Zamir Bar Zion

Bob Dana

Signature:	/s/ Bob Dana

Impel Management & Investments Ltd.

By:	/s/ Eran Goren

Name:	Eran Goren

Title:	CEO

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement

Yoav Millet

Signature:	/s/ Yoav Millet

Ron Niv

Signature:	/s/ Ron Niv

Scorpio (BSG) Ltd.

By:	/s/ Jeffrey Levine

Name:	Jeffrey Levine
Title:	C.F.O.

Doron Latzer

Signature:	/s/ Doran Latzer

Zeev Pearl

Signature:	/s/ Zeev Pearl

Paulo Pavan

Signature:	/s/ Paolo Pavan

Ken Levy

Signature:	/s/ Ken Levy

Leon Recanati

Signature:	/s/ Leon Recanati

Avshalom Hershcovich

Signature:	/s/ Avshalom Hershcovich

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement

Argos Capital Appreciation Master Fund, L.P.

By:	/s/ Ephfraim Gildor

Name:	Ephfraim Gildor
Title:	President Argos Capital Management, Inc. General Partner

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement
EXHIBIT B
PREFERRED SHAREHOLDERS

Gemini Israel II Parallel Fund L.P		Gemini Israel II L.P

By:	/s/ [illegible]	By:	/s/ [illegible]

Name:		Name:

Title:		Title:

Advent PGGM Gemini L.P		Gemini Partners Investors L.P

By:	/s/ [illegible]	By:	/s/ [illegible]

Name:		Name:

Title:		Title:

Gemini Israel III L.P		Gemini Israel III Overflow Fund L.P

By:	/s/ [illegible]	By:	/s/ [illegible]

Name:		Name:

Title:		Title:

Gemini Israel Parallel Fund L.P

By:	/s/ [illegible]

Name:

Title:

K.T Concord Venture Fund (Cayman) L.P		K.T Concord Venture Fund (Israel) L.P

By:	/s/ [illegible]	By:	/s/ [illegible]

Name:		Name:

Title:		Title:

Concord Venture I Annex -B L.P

By:	/s/ [illegible]

Name:

Title:

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement

Clal Electronics Industries Ltd.

By:	/s/ [illegible]

Name:

Title:

M-System Flash Disk Pioneers Ltd.

By:	/s/ Ronit Maor

Name:	Ronit Maor
Title:	CFO

Cipio Partners Holding III GmbH

By:	/s/ Dr. Hans Dieter Koch

Name:	Dr. Hans Dieter Koch
Title:	Managing Director

Bank of America Strategic Investments Incorporation

By:	/s/ Gary M. Tsuyuki

Name:	Gary M. Tsuyuki
Title:	Managing Director

Morgan Stanley Dean Witter Equity Funding Inc.

By:	/s/ James T. Keane

Name:	James T. Keane
Title:	Vice President

Originators Investment Plan L.P

By:	/s/ James T. Keane

Name:	James T. Keane
Title:	Vice President

Microdent Ltd.

By:	/s/ Dan Goldman

Name:	Dan Goldman
Title:

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement

Semel Investments Ltd.

By:	/s/ [illegible]

Name:

Title:

Neon Holdings Ltd.

By:	/s/ [illegible]

Name:

Title:

Daniel Younisian

Signature:	/s/ Daniel Younisian

Yohanan Korman

Signature:	/s/ Yohanan Korman

Moris Cohen

Signature:	/s/ Moris Cohen

Taraga Capital Ltd.

By:	/s/ Robert A. Immerman

Name:	Robert A. Immerman
Title:	Manager

Partners Financial Management Co. Inc.

By:	/s/ Amram Rasiel

Name:	Amram Rasiel
Title:	President

Mallard Investments L.P

By:	/s/ Timothy F. Wieliger

Name:	Timothy F. Wieliger
Title:	President

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement

Samro N.V.

By:	/s/ [illegible]

Name:

Title:

Deanery Investment Ltd.

By:	/s/ Haim Rabinovich

Name:	Haim Rabinovich
Title:	Proxy Holder

Afris Technology Investments Ltd.

By:	/s/ Haim Rabinovich

Name:	Haim Rabinovich
Title:	Proxy Holder

Lorentech Technology Ltd.

By:	/s/ Haim Rabinovich

Name:	Haim Rabinovich
Title:	Proxy Holder

York Holdings Group Ltd.

By:	/s/ Haim Rabinovich

Name:	Haim Rabinovich
Title:	Proxy Holder

L.U.D.O (Holdings) Ltd.

By:	/s/ Haim Rabinovich

Name:	Haim Rabinovich
Title:	Proxy Holder

Moritz Israeli Investments Ltd.

By:	/s/ Haim Rabinovich

Name:	Haim Rabinovich
Title:	Proxy Holder

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement

Novick Israeli Investments Ltd.

By:	/s/ Haim Rabinovich

Name:	Haim Rabinovich
Title:	Proxy Holder

Virgotech Ltd.

By:	/s/ Shulamit Langer

Name:	Shulamit Langer
Title:	Managing Director

Alumot Technology Investments Ltd.

By:	/s/ [illegible]

Name:

Title:

Kanfei Zahav Investment Company Ltd.

By:	/s/ Dorit Unn

Name:	Dorit Unn
Title:	Manager

T.B.S. Group Ltd.

By:	/s/ Haim Rabinovich

Name:	Haim Rabinovich
Title:	Proxy Holder

Gad Shilo

Signature:	/s/ Gad Shilo

Yehosua Givon

Signature:	/s/ Yehosua Givon

Yesha Primas

Signature:	/s/ Yesha Primas

Saifun Semiconductors Ltd. — Amendment to
Registration Rights Agreement and Shareholder Rights Agreement

Amit Snir

Signature:	/s/ Amit Snir